A&D Mortgage Trust 2023-NQM2 ABS-15G

Exhibit 99.1

ADMT 2023-NQM2

Due Diligence Review

Narrative Summary

April 11, 2023

Prepared by

Mission Global, LLC

For

A&D Mortgage LLC

This report summarizes the results of a due diligence review performed on a pool of seven hundred sixty-five (765) loans provided by A&D Mortgage LLC (“Client”) who provided Mission Global, LLC (“Mission”) with a data tape, from which 100% of the loan sample was selected and loan data was entered into and analyzed using the Mission Global Grade® Underwriting and Diligence grading solution. Mission performed a detailed credit re-underwrite and regulatory compliance review of 100% loans.

Mission Global is a technology-forward service provider built on a culture of deep client service. Mission is a rating agency approved Third Party Review firm delivering underwriting and compliance audits for residential and business purpose loans. Since 1994, Mission Global and its predecessor company, Global Financial Review have provided comprehensive loan due diligence, re-underwriting, and asset management services to clients in the financial services industry.  In 2015, Global Financial Review merged with the leading Secondary market consulting firm Mission Capital Advisors, LLC to form Mission Global, LLC. In 2020, Mission Capital Advisors, LLC and Mission Global, LLC were acquired by the leading real estate sales, financing and advisory service firm and now a wholly-owned subsidiary of Marcus & Millichap (NYSE:MMI).

Mission performed a full credit re-underwrite, regulatory compliance, valuation and data integrity review to meet the criteria as published by the Nationally Recognized Statistical Rating Organizations. This deal is to be rated in accordance with the published guidelines of Fitch Ratings, Inc. and DBRS, Inc. Mission performed the review beginning on March 1, 2022 and completed the review on March 31, 2023.

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In the pool reviewed, two of the loans are considered QM qualified residential loans, the remaining seven hundred sixty-three are considered Non-QM qualified, non-conventional or commonly referred to as non-agency residential mortgage loans. The loan pool is a mix of loans secured as either primary residence, secondary residences or investment purpose loans primarily secured by residential single family or one-to-four family multi-family condominiums, PUD, small balance commercial and mixed-use property as collateral.

1.	File RE-Underwrite Credit Review

A full re-underwriting credit review was conducted to verify that the requisite underwriting guidelines as specified by Client were met. Confirmation of the loan terms was conducted through recalculation and review of documentation contained in the loan files and documents provided to Mission.

The Credit Qualification review will consist of the following:

1.2	Guidelines and Overlays

Mission reviewed each loan each mortgage loan to ensure it met the requisite guideline requirements as specified by the Client guidelines. In lieu of specific requirements, Mission also considered Regulation Z requirements including Appendix Q where applicable.

In addition to the guidelines there were five unique overlays for each type of loan program reviewed:

A&D Prime Rate - Primary & Investment
A&D Super Prime Rate - Primary & Investment
A&D Prime Jumbo Full Doc Rate - Primary & Investment
DSCR Rate - Investment Only
Foreign National Rate - Investment Only

These guideline overlays provided additional specific qualification requirements and program specific metric such as min and max loan amounts, cash out refinance limits, ranges of values for acceptance, geographic eligibility, escrow requirements, note, rate and term specific details, qualifying property types, residency requirements, limits on seller and third-party contributions, valuation and title requirements The guidelines and overlays also specified borrower requirements such as credit tradeline and credit event requirements, income and asset qualifications, and citizenship requirements.

1.2	Employment and Income

The two QM qualified loans were both full doc loans. The remainder of the loans are non-QM qualified loans with a variety of ways that Borrower income could be verified including stated and verified business Profit and Loss statement, 12/24 month bank statement verification, tax return and WVOE verification of employment, along with traditional full documentation including w-2, paystubs and other employment documentation. In the case of investment purpose loans, rental property income was both estimated or stated, and/or verified through leases and rent rolls. Mission verified the file documentation for minimum required level of employment and income verifications in accordance with Client provided underwriting guidelines.

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1.3	Income

Mission recalculates borrower(s) monthly gross income and verified calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines. The Underwriter used the lower of income stated on 1003 Application or stated/verified income. In all cases, Mission verified stated/verified income in accordance with Client provided underwriting guidelines.

1.4	Assets

Mission confirmed the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity. Mission verified the file documentation for minimum required level of asset verification in accordance with Client provided underwriting guidelines.

1.5	Debt-to-Income Ratio

On all primary or secondary residential loans, Mission recalculated and verified the debt-to-income ratio used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and requirements. On investment loans if full property debt and income was available Mission calculated a property income-based DTI verification.

1.6	Debt Service Coverage Ratio

On all investment related loans that were qualified under the DSCR Rate program, Mission recalculated and verified the Debt Service Coverage Ratio used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and requirements. Rental income used in the calculation for each loan was either verified from an in-place lease and verification of payment or based upon projected market rents taken from the 1007 in the subject property appraisal.

1.7	Property Valuation

Mission analyzed all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Mission verified the valuation waterfall in each case to determine if based upon UCDP CU credit scores whether a Desk review or a second appraisal was required and to verify all valuation documentation met the requirements of Client provided underwriting guidelines. Where loans are seasoned beyond 24 months since origination an updated valuation is used to determine value is supported.

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In all cases where the collateral is residential based, the primary values were supported by secondary valuation tools including either an AVM, BPO, 2nd Appraisal, Appraisal Desk Review or a secondary Drive-By appraisal.

1.8	Loan-to-Value Ratio

Mission recalculated and verified the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and met Client provided underwriting guideline and regulatory requirements.

1.9	Credit History

Mission reviewed the initial credit reports used at origination and captured updated gap report values to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements.

1.10	Credit Scores

Mission captured FICO scores from credit reports used at origination and any updated gap report values to validate that borrower(s) met minimum credit score requirements of the Client provided underwriting guidelines.

1.11	Compensating Factors

Mission reviewed all provided guideline exceptions and verified exceptions to the Client provided underwriting guidelines were documented and that compensating factors were reasonable.

2.	Document Review

Mission’s review each loan file confirmed the presence of material documentation as applicable to the specifics of the loan transaction.

1.1	Title Commitment and Policy

Mission verified the presence of at a minimum the initial title commitment or final title policy. Mission confirmed the vested parties and the description of the property, liens and tax assessments. Given the recent origination of many of the loans contained only an initial title commitment. Comments on loans where the final title policy was still pending were noted in the resolution of each loan in the grading findings.

1.2	Mortgage Note & Security Instrument

Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement were present and duly executed. Mission confirmed that Mortgage note was either fixed or adjustable according to requirements of the Client provided underwriting guidelines and captured relevant Note data specific to each loan.

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There were eight loans that contained note modifications or extensions. Mission verified all changes to terms and maturity dates for each of these loans.

1.3	Mortgage & Deed of Trust

Mission verified the presence of a copy Mortgage or Deed of Trust and confirmed that the documents were executed by all required parties and that all riders, addendums and exhibits as required exist in the loan file. Mission also verified that the Mortgage was recorded or sent for recording. Given the recent origination of many of the loans contained only an executed Mortgage not a recorded document. Comments on loans where recorded Mortgage was still pending were noted in the resolution of each loan in the grading findings.

1.4	Income Documentation

Mission verified the presence of income and employment related documentation as required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.

1.5	Asset Documentation

Mission verified the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.

1.6	Proof of Insurance

Mission verified the presence of insurance policies and certificates for mortgage, hazard and flood insurance on each loan depending upon the specifics of the loan. Mission confirmed that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.

3.	Regulatory Compliance

For each primary or secondary home mortgage loan file Mission conducted a post-closing regulatory compliance review to verify that each loan was originated in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan. Mission further validated that the loans met the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending, as was applicable depending upon the specifics of the loan.

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1.1	Federal Truth in Lending Act/Regulation Z

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 I §1026.23): Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3 day rescission period was adequately provided to the borrower(s).

3.2	Business Days as Defined by Regulation Z

General business day is defined as the days on which a creditor’s offices are open to the public for carrying on substantially all of its business functions excluding Sundays and holidays specified by §1026.2(a)(6). Specific business day is defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

3.3	Home Ownership Equity Protection Act (HOEPA) testing, to include:

3.3.1	APR test [HOEPA (§1026.32(a)(l))] and [HPML(§1026.35(a)(l))]

3.3.2	Points and Fees test [HOEPA (§1026.32(a)(2))]

Review of HOEPA disclosure (§1026.32(c)) for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)

3.3.3	Review and confirm documentation type (i.e. full, stated, no ratio)

3.3.4	Review for evidence of prepayment penalty

3.3.5	Verification of Debt-to-Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Mission system requirements have been updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there is a homeownership counseling requirement that was verified for all covered loans.

4.	RESPA/Regulation X

Each investment purpose loan was reviewed by Mission to ensure compliance with the most current amendments to Regulation X. The RESPA/Regulation X review consisted of the following:

1.1	Good Faith Estimate (GFE)

Mission confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including confirming the presence of the current GFE form in effect at the time of origination and verification the GFE was provided to the borrower(s) within three days of “Application”.

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1.2	Application Date

Application was defined by Regulation X and generally considered complete when the creditor collected information regarding the following:

■	Borrower(s) First and Last Name

■	Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)

■	Subject Property Address

■	Mortgage Loan Amount Sought

■	Estimation of Property Value

■	Monthly Income

1.3	Broker Fees and Yield Spread

Mission verified that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.

1.4	GFE Fees

Fees were reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.

1.5	Change of Circumstance (COC)

Mission reviewed all available documentation to determine whether a Change of Circumstance (COC) form was required to accompany each revised Good Faith Estimate (GFE).

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1.6	Change of Circumstance Definition:

4.2.1	Acts of God, war, disaster or other emergencies;

4.2.2	Information in particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;

4.2.3	New information particular to the borrower or transaction that was not relied on in providing the GFE; or

4.2.4	Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems

4.2.5	In the event any of the above occurs, the loan originator is required to provide a new revised GFE to the borrower within three business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.

4.2.6	Rate Locks: If the rate has not been locked by the borrower or a locked rate has expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change. If borrower later locks the rate, a new GFE must be provided showing the revised rate-dependent charges and terms. All other charges and terms must remain the same as on the original GFE, except as otherwise provided above for “changed circumstances.”

1.7	Final HUD-1

Mission confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including the presence of the current applicable Final HUD-1 form and that the Final HUD-1 accurately lists all broker and YSP fees.

1.8	Good Faith Estimate (GFE) and Final HUD-1 Analysis

Mission confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan.

This analysis included the following:

4.2.7	Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:

■	Origination Charge

■	Credit or Charge for Interest Rate Chosen

■	Adjusted Origination Charge

■	Transfer Taxes

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4.2.8	Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:

■	Lender-required settlement services (lender selects third-party provider);

■	Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and

■	Government recording charges. Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1.

4.2.9	Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to.

4.2.10	Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate(GFE) and Final HUD-1.

4.2.11	Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1.

5.	QM/ATR (Qualified Mortgage and Ability to Repay) Dodd Frank Review (Loans with Application Date on or after 01/10/2014)

5.1	Ability-to-Repay:

Two loans were qualified as QM: Average Prime Offer Rate (APOR) – Safe Harbor and QM: GSE Temporary QM – Safe Harbor, and therefore were subject to ATR testing. The remainder of the loans reviewed in this pool were all business purpose and therefore exempt from testing or were non-QM loans at origination and therefore not subject to QM ATR testing. Where applicable, Mission did verify that underwriter confirmed ATR’s eight verification steps for any origination. Mission verified documentation sufficient to run ATR checks on all loans to meet ATR requirements.

■	Income and assets

■	Current employment status

■	Monthly qualifying mortgage payment for the proposed loan

■	Monthly qualifying mortgage payment for the simultaneous loan on the same property payments for taxes, insurance and HOA, and other housing expenses

■	Debts, alimony and child support

■	Qualifying monthly DTI

■	Residual income

■	Credit history

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5.2	Verification of ATR.

Where applicable, all the verifications were made and each of the eight topic areas were confirmed to agree with the representations made by the lender, and there were no credit exceptions to the lender’s guidelines, the loan passed the ATR test. If any of the conditions fail or the loan lacked sufficient documentation to support the stated values in any of the areas, affected items will not be considered verified and the loan was failed for the ATR test. In all cases the loans reviewed by Mission in this pool were reported as ATR-Pass, and ATR-Exempt.

5.3	Qualified Mortgage.

Two loans were qualified as QM: Average Prime Offer Rate (APOR) – Safe Harbor and QM: GSE Temporary QM – Safe Harbor, and therefore were qualified as QM. The remainder of the loans reviewed in this pool were all non-QM loans at origination or business purpose exempt and therefore classified as Non-QM in the reports.

For QM qualified loans the following was verified as well:

5.3.1	Mission verified the were no Negative Amortization and no interest only payments

5.3.2	Mission verified there were no QM loan terms that exceeded 30 years

5.3.3	Mission verified these were non-QM loans and therefore exempt from QM Points and Fees testing.

5.4	QM DTI Testing.

The QM loans in the pool were qualified under the new QM: Average Prime Offer Rate (APOR) rules which do not consider DTI. The debt-to-income threshold of 43.00% applies only to any QM loan originated prior to the new rules. However, Mission did calculate DTI and verify compliance with the Client provided underwriting guideline requirements. Mission verified amounts included in the QM debt-to-income test- verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts.

5.5	HPML Testing- QM APR.

Mission verified these were non-QM loans and therefore exempt from HPML Testing- QM APR testing.

5.6	Escrow Requirement – High Cost.

Mission verified the required escrow accounts to be in place for the first five years of the transaction.

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6.	TILA/RESPA Integrated Disclosures

Mission used following criteria was used in determining whether TRID applies:

6.2	Application Date

The Application Date is October 3, 2015, or later (the earlier of the date the broker or lender received the borrower’s application).

6.3	Purpose and Property Type

For those loans where the Purpose and Property Type included a closed-end mortgage secured by real estate and primary purpose was to occupy or hold as a second home (Purchase or Refinance).

The loan Purpose and Property Type does not include:

■	Home Equity Lines of Credit

■	Reverse mortgages

■	Dwellings that are not attached to real property

■	Mobile homes, where the consumer does not own the land

6.4	TILA Exemption

Mission applied the standard exemptions from TILA, i.e., business purposes loans, loans for agricultural purposes and loans secured by five (5) or more units.

6.5	TRID Loan Estimate (“LE”)

Mission verified of compliance with timing requirements as to whether the Initial LE was delivered within three (3) business days from the Application Date. The Initial LE shall use the delivery date to calculate the earliest closing Consummation Date (no less than seven (7) business days from the delivery of the Initial LE). The delivery date is the date the creditor hand delivers the disclosures or places the disclosures in the mail, 1026.19(e)(l).

6.6	Revised LE’s

Mission verified any revision to the Initial LE and validated that the Revised LE was provided within three (3) days of COC, BRC or interest rate lock. Mission validated as necessary for sufficient information to establish one of the six (6) valid reasons to reset tolerance fees set forth in TRID:

■	Changed Circumstance affecting settlement charges

■	Change Circumstance affecting eligibility

■	Revisions requested by the consumer

■	Interest rate dependent charges

■	Expiration of the LE and

■	Delayed settlement date on a construction loan

■	Timing Requirement for LE seven days prior to consummation

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Mission also validated that settlement charges good through date, time and time zone were properly disclosed with minimum of ten (10) days during which borrower is permitted to shop knowing fees are locked during that timeframe.

6.7	Determination of Final LE

Mission analyzed each LE in file to determine final Binding LE. If there is a change in loan terms, change in interest rate or increase in charges subject to variances without valid reason for a Revised LE as set forth above, findings were cited. If the Revised LE was issued without a valid reason, the previous valid LE was considered the Binding LE for the purposes of comparison with the Closing Disclosure. Mission verified compliance with timing requirements to ensure there were no loan estimates provided to the borrower after a Closing Disclosure had been delivered, and whether the Final LE was provided at least four (4) business days prior to the closing Consummation Date.

6.8	LE Confirmation of Receipt

If the LE did not contain a signature line for the consumer’s confirmation of receipt, then Mission verified electronic delivery of documents provided to borrower.

6.9	Closing Disclosures

Mission analyzed each Closing Disclosure in the file all sections of Closing Disclosures were completed (no blanks, “NA’s” or incomplete sections) and the Disclosure is accurate as follows:

6.9.1	Mission verified that the correct form is used and General loan information and loan terms sections were completed, and formatting is accurate.

6.9.2	Verified the loan term, purpose, and product descriptions follow the prescribed format.

6.9.3	Verified all applicants applying for credit, as disclosed on the application, are listed on the CD

6.9.4	Verified critical section such as “Can this amount increase after closing?” and “Does the loan have these features” sections are completed and are accurate based on the terms disclosed on the LE.

6.9.5	If rate was locked, Mission verified lock expiration date, time and time zone was disclosed.

6.9.6	Validated projected Payments and Estimated Taxes, Insurance & Assessments sections were complete and accurate based on the loan terms and information known at the time of disclosure.

6.9.7	Verified the Closing Costs and Cash-to-Close sections were complete and accurate based on the information provided on page 2 of the CD.

6.9.8	Verified fees disclosed properly (alphabetical order within Section with certain exceptions, and all title fees start with “Title - “) were accurate in the Closing Cost Details section.

6.9.9	Validated when Interest Only Payments, Optional Payments, Step Payments, or Seasonal Payments, is Adjustable Payment (“AP”) Table were disclosed and accurate based on early disclosures in the file.

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6.9.10	Validated when ARM or Step Rate, that Adjustable Interest Rate (“AIR”) Table was properly disclosed and accurate based on the early disclosures in the file.

6.9.11	Verified the Comparison section is complete.

6.9.12	Validated that all Rounding rules were verified as per 1026.37(o)(4).

6.9.13	Validated the Other Considerations Section was complete

6.10	Written List of Providers

Mission verified that if the lender placed fees in the Services You Can Shop For category, that the file properly contained a Written List of Providers provided to the borrower within three (3) business days of application. The WLSP must have included at least one available provider for each service and state the consumer may choose a different provider for that service. If a WLSP was not provided, the fees will be treated as a 10% Tolerance fee and a finding for missing service provider list will be noted. If a WLSP is provided outside of three (3) days of the application date, the fees will be treated as a 10% Tolerance fee and a finding for a service provider list being provided outside of three (3) days from application will be noted.

6.11	Variance Testing

Mission deploys in its testing one or the other of the following Variance Categories in performing variance tests:

6.11.1	Zero Tolerance Variance- A finding will be cited if any charges increase from the Binding LE to the Final CD without COC or BRC.

Such increases include:

■	Fees paid to the lender, broker or an affiliate of either lender or broker [except fees paid to an affiliate of the lender for services NOT required by the creditor are not subject to tolerance/variance per CFR 1026.19(e)(3)(iii)(E)];

■	Fees paid to an unaffiliated third party if the lender did not permit the borrower to shop for servicer; and

■	Transfer taxes.

■	Lender Credits

6.11.2	10% Tolerance Variance- A finding will be cited if the aggregate of the charges increased by more than 10% from the Binding LE to the Final CD without COC or BRC. If a fee/service is listed on the LE but not charged/reflected on the Final CD, the fee will be removed and not considered in calculating the 10% variance threshold pursuant to CFR 19(e)(3)(ii)-5.

Such increases include:

■	Recording fees; and

■	Charges for third party services not paid to creditor or affiliate AND borrower permitted to shop for service but selects a provider on the creditor’s Written List of Service Providers.

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6.11.3	Prepaid mortgage insurance will be treated as a 10% tolerance fee if it can be shopped for (and not identified as an affiliate), otherwise it will be treated as a Zero Tolerance fee.

6.11.4	No Tolerance/Unlimited - No finding will be cited if any of the charges change from the Binding LE to the Final CD, provided that the disclosed amount on the LE is based on information reasonably known to the creditor at the time of disclosure (disclosed in good faith), such as:

●	Prepaid interest;

●	Property insurance premiums;

●	Impounds/Escrows;

●	Charges for services required by the creditor but the borrower is permitted to shop for and borrower selects a third party provider not on the lender’s Written Service Provider List; and

●	Charges for third party services not required by the creditor (even if paid to an affiliate of the creditor).

6.11.5	Prepaid property taxes charged by local and state governments periodically will have no tolerance under the general ‘best information reasonably available’ standard unless otherwise instructed by the Client.

6.11.6	As noted above, Mission reviewed the loan file for evidence the disclosure was not made in “Good Faith”. “Good faith” means the creditor made the estimate based on the information reasonably available to them at the time the LE was provided. Absent such evidence, Mission will consider the disclosures made in “good faith”.

6.11.7	Additionally, if a documented valid COC or BRC occurred resulting in a change to loan terms, settlement charges or interest rate within four (4) business days of consummation, the variance test will be performed based on the revised amounts disclosed on the initial CD (or subsequent CD if change occurs after the initial CD has been provided) provided that the change is related to the COC or BRC per Comment 19(e)(4)(ii)-1.

6.11.8	For loans with no Interim LE and no COC or BRC occurring four (4) days prior to consummation, fees and charges on the CD were tested for compliance with permitted variances against fees disclosed on Initial LE.

6.11.9	For loans with an Interim LE, the review of each Interim LE and fees and charges on the CD were tested for compliance with variance thresholds against fees supported by a valid COC or BRC related to the charge that increases.

6.11.10	In those cases where an Interim LE was issued with several fee increases, but only some are supported by or related to a valid COC or BRC, those fees which are not supported by or related to a valid COC, BRC or disclosed on an LE that was not provided timely (within three (3) business days of changed circumstance) were tested for variance using the amounts disclosed in the Initial LE previously valid LE.

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6.12	TRID Review - Closing Disclosures (“CD”)

Mission conducted a full Closing Disclosure review and verified the following:

6.12.1	That the correct form was used and all sections of the CD were completed (no blanks or incomplete sections).

6.12.2	Acknowledgement of receipt, either by signature or evidence of electronic delivery by all borrowers with a right to rescind under 1026.23 by verifying that each borrower with a right to rescind was provided with a copy of the CD. This could include the non-borrowing spouse. Acknowledgement is based on either signature, evidence of electronic delivery or by apply the common mail rules.

6.12.3	If a subsequent CD was issued with changes to (a) the loan product which affects disclosed terms and loan information; (b) the addition of a prepayment penalty; or (c) an APR which exceeds the previously disclosed APR by more than the permitted tolerances for accuracy, Mission validated that the borrower was given an additional three (3)-business day waiting period from the date of final pre-close CD with (a) the final loan product; (b) the prepayment penalty addition; or (c) the APR, and that the final pre-close CD has been received by borrower by consummation.

6.12.4	On the final CD the following checks and limitations apply:

6.12.5	Verification of the technical formatting of the CD is out of scope in the standard review. The formatting of the document is the responsibility of the document preparation source.

6.12.6	Closing, Transaction and Loan Information sections have been completed with accurate information.

6.12.7	Loan terms sections are completed.

6.12.8	Mission will verify loan term, purpose, and product descriptions follow the prescribed format.

6.12.9	Mission will verify all applicants applying for credit, as disclosed on the application, are listed on the LE

6.12.10	“Can this mount increase after closing?” and “Does the loan have these features” sections are completed accurately.

6.12.11	Projected Payments and Estimated Taxes, Insurance & Assessments sections are completed accurately.

6.12.12	Fees have been disclosed properly (alphabetically, correct buckets and all title fees start with “Title - “) in Closing Cost Details section.

6.12.13	Any additional fees for sections other than Section C (Services You Can Shop For).

6.12.14	Calculating Cash to Close table completed accurately.

6.12.15	Summaries of Transaction section completed accurately

6.12.16	CD Assumption, Demand Feature, Negative Amortization, and Partial Payments sections completed properly (at least and only one box selected).

6.12.17	Late Payment completed properly (terms disclosed and accurate per note).

6.12.18	Escrow Amount section was completed properly (only one box selected and amounts disclosed).

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6.12.19	Escrow Property Costs over Year 1 to be calculated per the payments scheduled to be made in a 1 year period after consummation (1026.38)1)(7)(i) (A)( I).

6.12.20	Non-Escrowed Property Costs over 1 Year to be calculated using either 11 or 12 months as determined by client. (1026.38)(1)(7)(i)(B)(1)

6.12.21	If Interest Only, Optional Payments, Step Payments, or Seasonal Payments, is

6.12.22	Adjustable Payment (“AP”) Table disclosed accurately.

6.12.23	If ARM or Step, is Adjustable Interest Rate (“AIR”) Table was disclosed accurately.

6.12.24	Loan Calculations sections were complete and accurate.

6.12.25	Total of Payments is accurate per 1026.38(o)(1).

6.12.26	Include fees in section A, B, and C that are paid by the borrower as well as the seller or other if those fees are customarily paid by the borrower.

6.12.27	Mission captured amounts disclosed in Loan Calculations section and tested for TILA tolerance violations on disclosed APR and Finance Charge.

6.12.28	Mission confirmed the Total Interest Percentage (TIP) was accurate with proper rounding.

6.12.29	Other Disclosures section was complete with at least one choice selected as applicable.

6.12.30	Rounding rules were verified as per 1026.38(t)(4). Rounding on all percentages except APR is percentages should be truncated so that a zero is not disclosed in the last decimal place (7.250 should be rounded to 7.25).

6.13	TRID Method of Delivery/Receipt LE and CD

Mission verified the method of receipt of the revised LE and CD and performed a compliance test with timing requirements. For purposes of the review and verification, the date the borrower is deemed to have received the disclosure(s) is based on any of the following methods:

6.13.1	In Person: borrower signature date is used.

6.13.2	Electronic - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of e-delivery date is used.

6.13.3	Electronic - With Receipt Confirmation in File, date of receipt confirmation is used.

6.13.4	Electronic - Delivery confirmation of an email, assuming the borrower(s) have consented to electronic delivery.

6.13.5	Mail (USPS or other parcel delivery service) - No Receipt Confirmation in File: three (3) business days from later of document issue date or proof of mailing date is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements.

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6.13.6	Mail (USPS or other parcel delivery service) - With Receipt Confirmation in File: date of receipt confirmation is used. Delivery confirmation, i.e., confirmation that documents have been delivered to the borrower(s) door. Signature receipt by anyone other than the borrower(s) to the mortgage transaction constitutes evidence of delivery, not receipt, for the purposes of the receipt requirements. Unknown (unable to determine delivery method or unable to verify borrower received disclosures in any other method than by USPS Mail method): follow the USPS Mail delivery method of three (3) business days from the document issue date. As noted above, a signature by anyone other than the borrower(s) constitutes evidence of delivery and the method of receipt will be considered unknown, requiring an additional three (3) days from the date the non-borrower received the documents.

6.13.7	Electronic Disclosures. If disclosures were sent electronically, a finding was cited if there was no evidence in the file that the borrower consented to receive disclosures electronically. Default to the three (3) business day mail rule for delivery without the proper documentation of borrower consent.

6.14	Other TRID Compliance Testing

6.14.1	Mission verified that the Home Loan Toolkit was present. If not present, a finding was cited if the Your Home Loan Toolkit Disclosure or evidence the disclosure was delivered or placed in the mail is not in the file or was not provided to the borrower within three (3) business days of application.

6.14.2	Consummation Date: Consummation varies by applicable state law and the term is not often clearly defined. Accordingly, Mission used the notary date of the Deed of Trust to confirm consummation.

6.14.3	Post-Consummation Disclosures: As noted in the findings resolutions, the creditor used a Post-consummation Closing Disclosure to either correct clerical errors and clear findings or to cure pre-consummation fee tolerance errors and clear findings. In all cases, Mission confirmed the testing against the Post-consummation Closing Disclosure before findings were resolved.

6.15	SUBSEQUENT CHANGES AFTER CONSUMMATION

There were loans in the pool reviewed by Mission that contained findings related to issues that could only be cured by issuance of a Post-close Closing Disclosure. The following prescribed cures as set forth in section 1026.19 (t)(2)(iii) through (v) that are acceptable for changes and corrections to the Final CD after consummation.

6.15.1	Section 1026.19(t)(2)(iii) - Changes due to events occurring after consummation. If within 30 days of consummation or as in this case, within 30 days of creditor first becoming aware of the existence of an event, an event occurs that causes the final CD to become inaccurate and such inaccuracy results in a change to an amount actually paid by the borrower(s) from the amount disclosed, Mission tested for evidence that a new, corrected CD was delivered or placed in the mail to the borrower within thirty (30) days of receiving information that an event occurred.

6.15.2	Section 1026.19(f)(2)(iv)- Changes due to clerical errors. Non-numeric clerical errors, for the purpose of this scope are any error not related to a disclosed dollar amount or percentage. Where applicable, Mission tested for evidence that a new, corrected Post-Closing CD was delivered or placed in the mail to the borrower within sixty (60) calendar days of consummation, or within sixty (60) calendar days of the first date of which the creditor becomes aware of such error.

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6.15.3	Section 1026.19(f)(2)(v)-Refunds related to the good faith analysis. Where applicable, Mission identified findings related to fee disclosures and brought such findings to the attention of the creditor. As noted in the resolution of these findings, the Creditor acted in Good Faith and cured these findings by issuing a corrected Post-Closing CD and where a fee tolerance violation occurred the Creditor issued a refund to the borrower. In all cases, Mission tested for evidence such as a copy of the refund check, a new corrected CD, and evidence the creditor delivered or placed in the mail to the borrower within the timeframe necessary as noted in the resolution to the findings.

6.15.4	A post-consummation CD is understood to be issued with a Date Issued represented as the date the post-consummation CD was issued.

6.15.5	Errors on LE’s and Interim CD’s and numeric errors on final CD’s which do not have prescribed cures as per the regulation were not be reported as having been cured. The assessment of risk and decision to accept a finding that does not have a prescribed cure is the responsibility of the purchaser of the loan.

6.16	Additional Disclosures and Requirements:

Mission confirmed compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:

6.16.1	Confirmed the presence of the Home Loan Tool Kit is in file for covered loans.

6.16.2	Confirmed the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements

6.16.3	Confirmed the Affiliated Business Disclosure provided within three general business days of “Application” (Mission reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)

6.16.4	Confirmed the Affiliated Business Disclosure is executed.

6.16.5	Confirmed the presence of the Initial Escrow Disclosure Statement in file

6.16.6	Confirmed the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

6.16.7	Confirmed that each mortgage loan adhered to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

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6.17	High Cost- State & Local Anti-Predatory Regulations:

In addition to federal thresholds, Mission reviewed the anti-predatory lending statutes in the following states and local municipalities, as applicable:

6.17.1	Arkansas Home Loan Protection Act, AR. Stat. Ann.§ 23-53-101 et seq.

6.17.2	California Anti-Predatory Lending Statute, CA. Fin. Code§ 4970 et seq.

6.17.3	4.3 California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.

6.17.4	4.4 Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bi11216 (2007) and House Bi111322 (2007)

6.17.5	Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.

6.17.6	Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. § 36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).

6.17.7	Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.

6.17.8	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of2007.

6.17.9	Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.

6.17.10	Georgia Fair Lending Act, GA. Stat. Ann.§ 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)

6.17.11	Idaho Residential Mortgage Practices Act, ID. Code§ 26-3101 et seq.

6.17.12	Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§ 137/5 et seq.

6.17.13	Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.

6.17.14	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).

6.17.15	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.

6.17.16	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).

6.17.17	Indiana Home Loan Practices Act, IN. Code§ 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.

6.17.18	Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-1-301, 16a-3- 207 and 16a-3-308a.

6.17.19	Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).

6.17.20	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8-101; 8-103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).

6.17.21	Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).

6.17.22	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.

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6.17.23	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).

6.17.24	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00

6.17.25	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.

6.17.26	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).

6.17.27	Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.

6.17.28	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 etal. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).

6.17.29	Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.

6.17.30	Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and492.

6.17.31	New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. §C:46:10 B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.

6.17.32	New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009 High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-1 (2003) and 6-m (2008).

6.17.33	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).

6.17.34	New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-1 (2003) and 6-m (2008).

6.17.35	North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-l.1 to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-l.l(E)(a); 24-10.2(a) and as amended by House Bill1817 (2007).

6.17.36	Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and § 1.63 and as amended by S.B. 185.

6.17.37	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.

6.17.38	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).

6.17.39	Oklahoma Higher -Priced Mortgage Loans Law, OK. Admin. Code§§ 160:45-9-1 et seq.

6.17.40	Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq. 4.41 City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.

6.17.41	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34-25.2-1 et seq., including the Emergency and Final Regulations.

6.17.42	South Carolina High-Cost and Consumer Home Loans Act, SC. Code§ 37-23-10 et seq.

6.17.43	South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.

6.17.44	Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.

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6.17.45	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann.§ 343.201 et seq.

6.17.46	Texas Constitution, Section 50(a)(6), Article XVI

6.17.47	Utah Residential Mortgage Practices Amendments, UT. Code Ann.§ 61- 2c-102 et seq.

6.17.48	Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.

6.17.49	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.

6.17.50	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann.§§ 6.1-413; 6.1-422, 6.1-428.

6.17.51	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann.§§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.

6.17.52	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.

6.17.53	Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.

6.17.54	West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.

6.17.55	Wyoming Credit Code, WY. Stat. Ann.§§ 40-14-101 et seq.

6.18	Regulatory Compliance Disclaimer

Please be advised that Mission did not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein. There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Mission are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Mission is relying in reaching such findings.

Please be further advised that Mission does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Mission do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Mission. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Mission to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Mission are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

6.19	Misrepresentation and Third-Party Report Review

Mission verified that fraud reports were present on all loans and independent third-party property valuations reports are in the file.

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6.19.1	Misrepresentation Review

Mission validated the presence of a Fraud Guard report on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation.

6.19.2	Alerts

Mission validated credit report alerts for accuracy and potential issues.

6.19.3	Social Security Numbers

Mission verified SSN(s) across all file documents.

6.19.4	Document Integrity

Mission validated to the extent possible for apparent alterations to loan documents.

6.19.5	Data Consistency

Mission validated the documents contained in the loan file for consistency of data.

6.19.6	5.1.6 Third Party Fraud Tools

To the extent a third-party Fraud Guard was present in the loan file, Mission reviewed high level or critical warnings were reviewed and addressed.

7.	Data Integrity Review

Mission was provided with a Client bid tape to conduct a Data Integrity Review. The Client provided a data tape with the following data fields and Mission compared the field to the applicable source document and reported all variances.

The following fields were provided and compared:

■	Borrower First Name

■	Borrower Last Name

■	Co-Borrower First Name

■	Co-Borrower Last Name

■	# of Units Financed

■	Contract Sales Price

■	Debt Service Coverage Ratio (Business Purpose Investment loans)

■	Borrower Qualifying FICO

■	Borrower Total Income

■	Occupancy

■	First Payment Date

■	Primary Appraised Value for LTV

■	Note Date

■	Original Note Interest Rate

■	Original Loan Amount

■	Original LTV

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■	Original P&I

■	Loan Purpose

■	Loan Program

■	Property Type

■	Refinance Purpose

■	Subject Property Street

■	Subject Property City

■	Subject Property State

■	Subject Property Zip

8.	Loan and Exception Level Grading Methodology

Pursuant to the applicable NRSRO criteria, Mission graded each loan exception with an event level 1 for exceptions findings that are informational in nature, event level 2 for exceptions findings that are considered non-material, event level 3 for exceptions findings that are considered material. In accordance applicable NRSRO criteria exceptions and overall initial loan grades and final loan Grades were assigned with an A, B, C or D. The methodology for the application of RMBS grading is defined by each NRSRO in their current industry publications as updated from time to time.

Pursuant to the applicable NRSRO criteria, Mission graded certain compliance exceptions as non-material based on seasoning of the mortgage loan. Where applicable, mortgage loans that are seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The period is not limited for claims, other than recission, which are raised as a defense to foreclosure. Information contained in any Mission reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

FITCH & DBRS GRADING METHODOLOGY

NRSRO Grade	# of Loans	% of Loans (by count) in MISSION Population
A	514	67.2%
B	250	32.7%
C	1	0.1%
D	0	0%

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NRSRO GRADE SUMMARY
NRSRO GRADE	# of Loans	% of Loans (by count) in MISSION Population
CREDIT
A	564	73.7%
B	201	26.3%
C	0	0%
D	0	0%

COMPLIANCE
A	758	99.1%
B	7	0.9%
C	0	0%
D	0	0%

PROPERTY/VALUE
A	698	91.2%
B	66	8.6%
C	1	0.1%
D	0	0%

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DATA INTEGRITY REVIEW

Data Compare Summary
ADMT 2023-NQM2
Run Date - 4/10/2023 15:00:00 PM
Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	85	765	11.11%	All variances were spelling differences in the tape vs on the note.
Borrower Last Name	31	765	4.05%	All variances were spelling differences in the tape vs on the note.
Coborrower First Name	12	92	13.04%	All variances were spelling differences in the tape vs on the note.
Coborrower Last Name	1	92	1.09%	All variances were spelling differences in the tape vs on the note.
# of Units	15	765	1.96%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all 15 variances.
Contract Sales Price	11	679	1.62%	Mission noted that in all but four of the instances these were due to decimal points. In the four instances where there was a difference it was due to an contract amendment change before closing.
Debt Service Coverage Ratio	230	752	30.59%	All variances are the result of rounding differences or variances in captured borrower debt calculations. We used debts from the credit report that may be different than what was known at the time of underwriting and origination. Mission verified all variances and verified DSCR calculations met Guidelines.
Borrower Qualifying FICO	8	765	1.05%	All variances were the result of rounding differences or other slight variations in what was captured from the credit reports. Mission verified all captured FICO scores met Guidelines.
Borrower Total Income	50	721	6.93%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified Borrower total Income reported.
Occupancy	0	740	0.00%

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First Payment Date	48	739	6.50%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Primary Appraised Value for LTV	29	765	3.79%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or Desk review secondary valuations. Mission verified in each case that the lower valuation met guideline requirements or an exception with compensating factors was present.
Note Date	5	765	0.65%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Original Note Interest Rate	21	765	2.75%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Original Loan Amount	0	765	0.00%
Loan Program	47	765	6.14%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified programs from the Loan approval.
Original LTV	29	765	3.79%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or Desk review secondary valuations. Mission verified in each case that the lower valuation met guideline requirements or an exception with compensating factors was present.
Original P&I	54	765	7.06%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.

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Property Type	46	765	6.01%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements.
Purpose	1	765	0.13%
Refi Purpose	30	765	3.92%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Mission verified in each case that the property type met guideline requirements.
Property Street	29	765	3.79%	All variances were spelling differences in the tape vs on the note.
Property City	2	765	0.26%	All variances were spelling differences in the tape vs on the note.
Property State	0	765	0.00%
Property Zip	16	765	2.09%	All variances were spelling differences in the tape vs on the note.

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POOL DETAILS

Amortization Type			Borrower Citizenship
Type	Count	% of Pool	Type	Count	% of Pool
Fixed	758	99.1%	Foreign National	90	12%
Adjustable Rate Mortgage	7	0.9%	Non-Permanent Resident Alien	54	7%
Total	765	100%	Permanent Resident Alien	75	10%
			US Citizen	546	71%
			Total	765	100%

Loan Purpose			Occupancy
Type	Count	% of Pool	Type	Count	% of Pool
Purchase	514	67%	Investment	474	62%
Refinance - Cash Out	208	27%	Primary Residence	276	36%
Refinance - Limited Cash Out	13	2%	Secondary Residence	15	2%
Refinance - Rate and Term	30	4%	Total	765	100%
Total	765	100%

Original Interest Rate			Property Type
Type	Count	% of Pool	Type	Count	% of Pool
< 3.500%	1	0%	1 Family Attached	11	1%
3.500 - 3.999%	2	0%	2 Family	57	7%
4.000 - 4.499%	3	0%	3 Family	13	2%
4.500 - 4.999%	5	1%	4 Family	7	1%
5.000 - 5.499%	2	0%	5-10 Unit Multi-Family	6	1%
5.500 - 5.999%	0	0%	Condo, High Rise	15	2%
6.000 - 6.499%	20	3%	Condo, Low Rise	121	16%
6.500 - 6.999%	12	2%	Condotel	4	1%
7.000 - 7.499%	15	2%	Double-wide Manufactured Housing	3	0%
7.500 - 7.999%	75	10%	PUD	136	18%
>= 8.000%	630	82%	Single Family Detached	352	46%
Total	765	100%	Single Wide Manufactured Housing	0	0%
			Townhouse	33	4%
			Mixed Use	1	0%
			Multi-Property	6	1%
			Total	765	100%

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POOL DETAILS

Qualifying FICO Credit Score			Verified DSCR
Type	Count	% of Pool	Type	Count	% of Pool
< 501	0	0%	< 1.00	483	63%
501 - 600	3	0%	1.00 - 1.99	264	35%
601 - 700	151	20%	2.00 - 2.99	16	2%
701 - 800	491	64%	3.00 - 3.99	0	0%
801 - 900	36	5%	>= 4.00	2	0%
No FICO	84	11%	Total	765	100%
Total	765	100%

Verified DTI
Type	Count	% of Pool
< 10 or Null	402	53%
10 - 19	48	6%
20 - 29	57	7%
30 - 39	109	14%
40 - 49	137	18%
> = 50	12	2%
Total	765	100%

Confidential and Privileged. Use is restricted without the written consent of the Author.	Page | 29